CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Treasurer, Controller and CFO of The Advisors' Inner Circle Fund II (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended January 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of myknowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: April 1, 2009

                                           /s/ Michael Lawson
                                           -----------------------------
                                           Michael Lawson
                                           Treasurer, Controller and CFO